Class A Shares (DDDAX)

 Class C Shares (DDDCX)

Class I Shares (DDDIX)

a series of Northern Lights Fund Trust

Supplement dated October 31, 2013 to the Prospectus dated January 29, 2013

Effective as of the date of this supplement, the Prospectus is amended to update the “How to Purchase Shares – Class A Shares” section of the Prospectus as described below to modify the conditions by which sales charges applicable to Class A shares may be waived or reduced.

Class A Shares:  Class A shares are offered at the public offering price, which is net asset value per share plus the applicable sales charge. The minimum initial investment in the Class A shares is $2,500 and the minimum subsequent investment is $500.  The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. If you invest in more than one class of the Fund, you should notify the Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" below. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	None	None	None

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

The adviser shall reimburse the Fund up to 1.00% in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of Fund shares will not pay any initial sales charge on the purchase.  However, purchases of $1,000,000 or more of Fund shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may be able to buy Class A Shares without a sales charge (i.e. "load-waived") when you are:

• reinvesting dividends or distributions;

• participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

• exchanging an investment in Class A Shares of another fund for an investment in the Fund;

• a current or former director or trustee of the Trust;

• an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund's adviser or its affiliates or of a broker-dealer authorized to sell shares of such funds;

• purchasing shares through the Fund's adviser or friends and family of the Fund’s adviser; or

• purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

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This Supplement, and the Prospectus dated January 29, 2013 and Statement of Additional Information, dated May 17, 2013, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling Shareholder Services toll-free at 1-877-413-3228.

Please retain this Supplement for future reference.